Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components of Deferred tax assets
Net operating loss carryforwards	$ 24,318	$ 18,672
Net operating loss carryforwards Pre-Merger NOL	2,277	2,435
Research and development credit carryforwards	4,176	4,176
License fee	0	684
Compensation expense	2,948	2,828
Other	503	477
Total deferred tax assets	34,222	29,272
Valuation allowance for deferred tax assets	(34,222)	(29,272)
Net deferred tax assets